UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 9, 2014

RESTORGENEX CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-24477	30-0645032
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1800 Century Park East, 6th Floor Los Angeles California	90067
(Address of principal executive offices)	(Zip Code)

(805) 229-1829

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01                                           Regulation FD Disclosure.

Beginning on or about September 9, 2014, representatives of RestorGenex Corporation intend to make presentations at investor conferences and in other forums and these presentations may include the information contained in Exhibit 99.1 attached to this current report on Form 8-K.  A copy of the presentation slides containing such information that may be disclosed by RestorGenex is attached as Exhibit 99.1 to this report and the information set forth therein is incorporated herein by reference and constitutes a part of this report.  RestorGenex expects to disclose the information contained in Exhibit 99.1, in whole or in part, and possibly with modifications, in connection with presentations to investors, analysts and others during the remainder of 2014 and into 2015.

RestorGenex is furnishing the information contained in Exhibit 99.1 pursuant to Regulation FD and Item 7.01 of Form 8-K.  The information in Exhibit 99.1 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

The information contained in Exhibit 99.1 is summary information that is intended to be considered in the context of RestorGenex’s Securities and Exchange Commission (“SEC”) filings and other public announcements that RestorGenex may make, by press release or otherwise, from time to time.  RestorGenex undertakes no duty or obligation to publicly update or revise the information contained in Exhibit 99.1, although it may do so from time to time as its management believes is warranted.  Any such updating may be made through the filing of other reports or documents with the SEC, through press releases or through other public disclosure.  By filing this current report on Form 8-K and furnishing this information, RestorGenex makes no admission as to the materiality of any information contained in this report, including Exhibit 99.1.

Item 9.01.                                        Financial Statements and Exhibits

(d)                            Exhibits

Exhibit No.	Description
99.1	Investor Presentation Slides to be used by RestorGenex Corporation (furnished herewith)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 9, 2014	RESTORGENEX CORPORAITON

	By:	/s/ Phillip B. Donenberg
	Name:	Phillip B. Donenberg
	Title:	Chief Financial Officer

RESTORGENEX CORPORATION

CURRENT REPORT ON FORM 8-K

EXHIBIT INDEX

Exhibit No.	Description	Method of Filing

99.1	Investor Presentation Slides to be used by RestorGenex Corporation	Furnished herewith